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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Wireless Facilities, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                KPMG LLP

San Diego, California
December 29, 2000